不動產買賣契約書

出賣人：蔡明吟　　　　　　　　　　　　　　　　　　（以下簡稱甲方）
受託人：昇陽開發實業股份有限公司　　　　　　　　　（以下簡稱乙方）

立契約書人：

Aerkomm Inc.　　　　　　　　　　　　　　　　　　　（以下簡稱丙方）
買受人：愛爾康資料處理股份有限公司　　　　　　　　（以下簡稱丁方）

甲乙丙丁四方為土地買賣事件，特訂本買賣契約書，以資信守：

一、 契約當事人：甲方為買賣標的之所有權人，為本契約之出賣人，乙方為買賣標的之受託人，丙方為美國上櫃公司（OTCQX：AKOM)，丁方為丙方之台灣子公司，為本契約之買受人。

二、 買賣標的：甲方所有之座落於基隆市信義區大水窟段89-49地號土地(面積為7,690.46坪，持分為全部，原地號為89-18，但因配合地政機關整編，而變更為89-49地號，面積及位置均不變)，現甲方係信託於乙方名下。

三、 買賣總價款及付款方式：

（一） 買賣總價款：新台幣壹拾億伍仟陸佰貳拾玖萬柒仟伍佰零柒元整(NT$1,056,297,507)。

（二） 付款方式：丙方已於本契約簽訂前陸續支付美金壹仟捌佰萬元整(US$18,000,000, 約新台幣伍億肆仟柒佰肆拾萬元)之定金予甲方，其餘款項約新台幣伍億捌佰伍拾伍萬柒仟伍佰零柒元（NT$508,557,507）將分別由丙、丁方於107年7月31日前以現金全部付清。

（三） 甲方之收款帳戶將由甲方另行以書面進行指示。
因丙方為美國公司，買賣價款均係以美金支付，甲、丁雙方同意以丙、丁方支付最後一筆買賣價款當日之台灣銀行即期匯率之買入、賣出平均價進行結算。

（四） 因買賣標的與其他標的共同擔保於105年8月11日與106年3月1日向國泰世華商業銀行股份有限公司設定最高限額抵押權，甲方應於過戶前負責塗銷買賣標的之抵押權。

四、 所有權移轉登記：

（一） 甲、丁雙方同意甲、乙方將辦理所有權移轉時所需出具之一切文件，於本契約簽訂後七日內交付予甲、丁雙方共同指定之明暉法律事務所及華亞協和法律事務所保管，待丙、丁方付清全部買賣總價款且甲方確定不行使本契約第九條特別解約權後90日內，丁方即得向保管律師領取辦理所有權移轉登記所需之一切文件，並辦理所有權移轉登記。

（二） 土地增值稅訂立土地公定契約及有關書表時，甲、丁雙方約定依照當時之土地公告現值辦理。但若自本買賣契約訂定之日起一年內因丁方之原因未能辦理所有權移轉登記，日後因辦理登記所增加之土地增值稅由丁方負擔。

（三） 甲、丁雙方約定由丁方指定代書辦理申報土地增值稅及產權移轉過戶等事宜。

五、 買賣標的點交：

（一） 甲方應保證買賣土地之界址清楚，界址如有不明者，甲方應負責申請地政機關鑑界，如有糾葛應於買賣標的過戶前理清。

（二） 買賣標的過戶完成後三日後即視同點交完成，其上倘留有地上物，即任由丁方處分，甲方絕無異議，處分費用由甲方負擔。但國統開發股份有限公司於土地上已施作之墓園商品及必要設施、景觀(含已銷售使用及未使用部分)，不在此限。

（三） 買賣標的在未點交予丁方接管前，如有被侵占應由甲方負責排除之工作，如有天災地變等不可抗力因素所致或其他第三人造成之損害應由甲方負責修復工作，並於買賣標的過戶前完成，甲方並應點交予丁方接管。

（四） 本宗土地及地上物，甲方保證確無出租、出借或供他人使用或訂立三七五租約，如有是事，甲方應於買賣標的過戶前理清排除。但供國統開發股份有限公司於土地上施作之墓園商品及必要設施、景觀(含已銷售供客戶使用部分)，不在此限。

六、 稅費負擔：

（一） 甲方負擔者：1. 土地增值稅及丁方接管前暫緩徵收的稅費。2. 點交土地以前甲方應繳未納之稅捐，包括地價稅、房屋稅(依甲方最後一期房地稅單金額)、水電費及工程受益費（金額已核定應繳未開徵或欠繳者）。3. 甲方因原貸款辦理塗銷登記或耕地退耕之費用。4. 其他依法應由甲方負擔之費用。

（二） 丁方負擔者：產權移轉登記之登記規費、印花稅、代書費。

（三） 若甲方應繳未納之稅捐或費用，由丁方代繳者，甲方應於買賣標的過戶前返還予丁方。

七、 遲延或違約責任：

（一） 甲方遲延履行契約或違約時：丁方得順延該次付款，甲方除應賠償丁方之損害外，每逾壹日甲方另應賠償丁方已交付價款之仟分之壹之懲罰性違約金。違約金最高不超過已收價款之百分之五。

（二） 丁方遲延履行契約或違約時：甲方得順延辦理手續或點交房地，丁方除應賠償甲方之損害外，每逾壹日丁方另應加付甲方已收價款仟分之壹充為懲罰性違約金。違約金最高不超過已收價款之百分之五。

八、 產權保證：

（一） 甲方保證本宗土地建物產權清楚，除於簽約前已設定之抵押權外，無他項權利，或因案被查封或其他產權任何糾紛。如有上述情事之一者，甲方負責於買賣標的過戶前清理並辦妥塗銷手續或終止租賃關係，倘丁方因而遭受損害時，甲方應負違約及賠償之責。

（二） 有關移轉登記及相關證件，如有遺漏需補蓋印章、補付證件或須甲、乙方親自出面協辦等情事，甲、乙方應隨時無條件配合辦理，不得刁難拖延及要求任何費用。若有遲延情事者，甲方應依本契約第七條規定負違約責任。

九、 特別解約條款：

（一） 本契約全部當事人均同意，甲方得在107年8月31日前以書面通知丁方，以返還與丙、丁方已支付金額同額之等值現金或有價證券解除本契約，有價證券價值之認定，甲、丁雙方同意以采頡資產管理股份有限公司之認定為準。

（二） 因丁方之付款係美國母公司即丙方於美國以公開發行增資股方式籌資支付，現丙方在本契約簽訂前並已先支付美金一千八百萬元整之買賣定金，現本契約全

部當事人均同意，丙、丁方得視其募資之情形而陸續支付剩餘之買賣價款，惟若丙方籌資不順利，未能於107年7月31日前付清全部買賣價款予甲方，丁方得以書面通知甲方解除本契約，甲方即應將所收取之款項無息返還予丙、丁方，或返還與丙、丁方已支付金額同額之等值有價證券，有價證券價值之認定，甲、丁雙方同意以采頡資產管理股份有限公司之認定為準。

十、其他約定事項：

（一） 各方如係由他人代理簽約者，代理人保證已取得特別授權之代理屬實，如有不實，願負一切法律責任。

（二） 本契約之買賣標的包括土地及其上之全部地上物在內。

（三） 甲方須確保買賣標的之對外通行以及電線、水管或其他管線之設置。

（四） 本契約如有未盡事宜，經雙方依善良風俗、政府法令等得協議增訂之。

（五） 本契約涉訟時，雙方同意以台灣台北地方法院為第一審管轄法院。

（六） 本契約書壹式四份，由各方各自收執乙份，並自各方完成簽訂之日起生效。

立契約書人：

甲　　方：出　賣　人：蔡明吟　　　　（簽章）
　　　　　身分證字號：

乙　　方：受　託　人：昇陽開發實業股份有限公司
　　　　　法定代理人：田啟祥
　　　　　統一編號　：70777671

丙　　方：Aerkomm Inc.
　　　　　法定代理人：Jeffrey Wun, CEO

丁　　方：買　受　人：愛爾康資料處理股份有限公司
　　　　　法定代理人：徐志明

中　華　民　國　1　0　7　年　7　月　10　日